Other Income, Net - Summary of Other Income, Net (Detail) - USD ($) $ in Thousands	12 Months Ended
	Mar. 31, 2019	Mar. 31, 2018	Mar. 31, 2017
Analysis of income and expense [abstract]
Interest income	$ 2,556	$ 3,693	$ 2,083
Dividend income	32	3,570	4,131
Net gain arising on financial assets designated as FVTPL	7,947	3	6
Others, net	4,059	3,964	2,469
Total	$ 14,594	$ 11,230	$ 8,689